TABLE OF CONTENTS

   USAA Family of Funds                                            1
   Message from the President                                      2
   Investment Review:
      Virginia Bond Fund                                           4
      Virginia Money Market Fund                                   9
   Financial Information:
      Statements of Assets and Liabilities                        13
      Portfolios of Investments in Securities:
         Virginia Bond Fund                                       15
         Virginia Money Market Fund                               18
      Notes to Portfolios of Investments in Securities            20
      Statements of Operations                                    21
      Statements of Changes in Net Assets                         22
      Notes to Financial Statements                               23



                            IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 35 funds by investment objective as of September 30, 1997.


           Investment                   Inception             Average Annual Total Return(%)*
            Objective                     Date        1 year      5 years    10 years    Since Inception
CAPITAL APPRECIATION
  Aggressive Growth                     10/19/81       12.97       22.01       12.58          -
  Emerging Markets(1)                    11/7/94       17.80        -           -             9.18
  First Start Growth                      8/1/97        -           -           -            -0.70
  Gold(1)                                8/15/84      -15.16        3.76       -6.42          -
  Growth                                  4/5/71       34.93       18.50       12.42          -
  Growth & Income                         6/1/93       37.04        -           -            19.40
  International(1)                       7/11/88       26.99       17.03        -            11.90
  S&P 500 Index(4)+                       5/1/96       40.33        -           -            32.89
  Science & Technology(5)                 8/1/97        -           -           -            -2.00
  World Growth(1)                        10/1/92       28.41       15.94        -            15.94


ASSET ALLOCATION
  Balanced Strategy(1)                    9/1/95       26.23        -           -            16.92
  Cornerstone Strategy(1)                8/15/84       26.15       15.31        9.33          -
  Growth and Tax Strategy(2)**           1/11/89       18.12       11.73        -            10.69
  Growth Strategy(1)                      9/1/95       26.54        -           -            24.91
  Income Strategy                         9/1/95       18.42        -           -            11.85


INCOME--TAXABLE
  GNMA                                    2/1/91       10.02        6.70        -             7.81
  Income                                  3/4/74       11.55        7.35       10.31          -
  Income Stock                            5/4/87       31.46       16.04       13.55          -
  Short-Term Bond                         6/1/93        8.07        -           -             5.92


INCOME--TAX EXEMPT
  Long-Term(2)**                         3/19/82       10.02        6.87        8.85          -
  Intermediate-Term(2)**                 3/19/82        9.07        6.89        8.05          -
  Short-Term(2)**                        3/19/82        5.95        4.89        5.81          -
  California Bond(2)**                    8/1/89        9.85        7.43        -             7.81
  Florida Tax-Free Income(2)**           10/1/93       10.18        -           -             4.88
  New York Bond(2)**                    10/15/90        9.69        6.58        -             8.49
  Texas Tax-Free Income(2)**              8/1/94       10.30        -           -             9.56
  Virginia Bond(2)**                    10/15/90        8.92        7.12        -             8.26


MONEY MARKET
  Money Market(3)                         2/2/81        5.32        4.58        5.77          -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.39        3.06        4.13          -
  Treasury Money Market Trust(3)          2/1/91        5.16        4.38        -             4.41
  California Money Market(2),(3)**        8/1/89        3.30        2.98        -             3.61
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.28        -           -             3.06
  New York Money Market(2),(3)**        10/15/90        3.22        2.85        -             3.09
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.36        -           -             3.33
  Virginia Money Market(2),(3)**        10/15/90        3.26        2.90        -             3.21


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes the $10 annual account maintenance fee through December 31, 1996.




                       MESSAGE FROM THE PRESIDENT

We recently received a bit of good news.

It is that all eight of the tax-exempt bond funds which we offer, the Long-Term, Intermediate-Term and Short-Term Funds, plus our five state-specific bond funds, have been awarded five-star ratings by Morningstar for the one-year period ended September 30, 1997.* We are pleased with this achievement, mainly because of what it confirms. To understand that, let's talk about what these ratings mean.




                           EIGHT IS GREAT!

                  USAA's eight Tax-Exempt Bond Funds
               all receive Morningstar's 5 star rating
   in the municipal bond funds category for the year ended 9-30-97.*



       FUND                                1 YEAR     3 YEAR      5 YEAR     10 YEAR
-------------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund      *****       5*          5*          5*
USAA Tax Exempt Short-Term Fund             *****       5*          5*          5*
USAA Virginia Bond Fund**                   *****       5*          5*
USAA Tax Exempt Long-Term Fund              *****       5*          4*          4*
USAA California Bond Fund**                 *****       5*          4*
USAA New York Bond Fund**                   *****       5*          3*
USAA Texas Tax-Free Income Fund**           *****       5*
USAA Florida Tax-Free Income Fund**         *****       4*

Total Funds rated:                          1,760     1,374         668        326




Past performance is no guarantee of future results.
* Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/97. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a three-year minimum performance requirement before a fund is rated. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, when applicable. Among 1,374 municipal bond funds, the USAA Tax Exempt Intermediate-Term, Short-Term, Texas Tax-Free Income, and Virginia Bond Funds received overall ratings of 5 stars. The USAA Tax Exempt Long-Term, California Bond, New York Bond, and Florida Tax-Free Income Funds received overall ratings of 4 stars. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

** These funds are only available for residents in these states.

(PHOTO OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE)

There are some standard words which you will see commonly published along with any reference to Morningstar ratings. They are what we call a legend and they include this; "Morningstar proprietary ratings reflect historical risk-adjusted performance through [date]. The ratings are subject to change monthly..." At many conferences I have attended, I have heard Morningstar executives emphasize the point that their ratings are historically based and that they are not predictive. In other words they tell you who did well, but they do not purport to tell you who will do well.

Having said all that, we are pleased with these ratings because they are an affirmation of one of our basic beliefs. We believe investors in tax-exempt bond funds want, and will benefit most from tax-exempt income. That seems obvious when you put it on paper, but it is something which is easily obscured. The performance and the relative ratings of these funds are based upon their total returns, which means both interest income and price change. We have chosen very deliberately to manage our funds for consistently high yields, and we believe that over time this will be beneficial to our investors both in terms of income and total return. The Morningstar ratings indicate that in the recent past we have been correct in these beliefs.

And besides, it's nice to have someone say you're "five-star."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




                             INVESTMENT REVIEW

VIRGINIA BOND FUND
OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Virginia tax-exempt securities.


                                                  3/31/97         9/30/97
  Net Assets...........................      $292.9 MILLION    $318.4 MILLION
  Net Asset Value Per Share............          $10.92            $11.35



  AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
  March 31, 1997 to September 30, 1997....................        6.86%+
  1 Year..................................................        8.92%
  5 Years.................................................        7.12%
  Since inception on October 15, 1990.....................        8.26%
  + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
  30-Day SEC Yield* on September 30, 1997.................        5.09%
  *Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Virginia Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Average. Data since inception on 10/15/90 through 09/30/97. The data points from the graph are as follows:

USAA Virginia Bond Fund

Year                  Amount
--------              ------
10/15/90              $10,000
10/31/90              $10,135
10/31/91              $11,342
10/31/92              $12,098
10/31/93              $14,048
10/31/94              $13,252
10/31/95              $15,208
10/31/96              $16,161
09/30/97              $17,425


Lehman Brothers Municipal Bond Index

Year                  Amount
----                  ------
10/15/90              $10,000
10/31/90              $10,143
10/31/91              $11,376
10/31/92              $12,333
10/31/93              $14,068
10/31/94              $13,455
10/31/95              $15,453
10/31/96              $16,334
09/30/97              $17,611


Lipper Virginia Municipal  Debt Funds Average

Year                  Amount
----                  ------
10/15/90              $10,000
10/31/90              $10,086
10/31/91              $11,259
10/31/92              $12,027
10/31/93              $13,888
10/31/94              $12,915
10/31/95              $14,801
10/31/96              $15,572
09/30/97              $17,019


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Virginia Municipal Debt Funds Average is the average performance level of all Virginia Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.





                       MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER:  ROBERT R. PARISEAU, CFA IS HERE]

A  Remarkable  Economy
The Federal Reserve Board (the Fed) has made it quite evident that they will tolerate a robust economy and low unemployment. After all, Fed Chairman Alan Greenspan himself described the economy's performance as remarkable. Such tolerance is unusual for the Fed since in the past prolonged economic growth and tight labor markets raised serious concerns of inflation. However, Chairman Greenspan has made it crystal clear that, if inflation should re-ignite, he would act forcefully. Very likely the Fed would initiate one or more increases in short-term interest rates triggering a negative reaction by the financial markets. Obviously, new economic conditions and relationships have lowered the inflationary threshold compared to the 1980s. But, a limit still exists. It will be most interesting to see how long and how far this economy can go without generating inflationary pressures.

Interest Rates
The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for the yield of long-term, investment-grade municipal bonds, fell nearly 1/2 percent from March 31, 1997, until July. During August and September the BBI40 traded in the range of 5.40% to 5.60%.

Portfolio Strategy
I focus primarily on generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives or bonds subject to the alternative minimum tax (AMT), nor do I hedge the portfolio with futures contracts.

Absolute concentration on pretax total return implies that the manager believes he or she can forecast interest rates. I don't believe anyone has ever demonstrated that they can consistently predict the future of interest rates. Although I pay close attention to total return, my primary concern remains on generating tax-free income. There are other reasons. Typically income is the largest component of total return, and over longer time horizons price volatility tends to even out.



                AVERAGE ANNUAL COMPOUNDED RETURNS WITH
       REINVESTMENT OF DIVIDENDS - PERIODS ENDING SEPTEMBER 30, 1997

              TOTAL                 DIVIDEND                  PRICE
             RETURN      EQUALS      RETURN        PLUS       CHANGE
---------------------------------------------------------------------
 SINCE
10/15/90      8.26%        =          6.17%          +         2.09%
 5 YEAR       7.12%        =          5.95%          +         1.17%
 1 YEAR       8.92%        =          5.93%          +         2.99%



A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Virginia Bond Fund for the 7-year period ended September 30, 1997.

Total Return for years                  **Compounded  Dividend
  ended:                                  Yield for years ended:
-----------------------                ------------------------------


9/30/91       12.29%*                      9/30/91    6.89%*
9/30/92       10.04%                       9/30/92    6.53%
9/30/93       13.12%                       9/30/93    6.23%
9/30/94       -3.19%                       9/30/94    5.22%
9/30/95       10.51%                       9/30/95    6.41%
9/30/96        6.98%                       9/30/96    5.97%
9/30/97        8.92%                       9/30/97    5.93%



Change in Share Price
-------------------------

9/30/91           5.40%*
9/30/92           3.51%
9/30/93           6.89%
9/30/94          -8.41%
9/30/95           4.10%
9/30/96           1.01%
9/30/97           2.99%


 * This does not cover a twelve month period.

** Compounded Dividend yield calculation includes only income distributions.



Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change in the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Current Market Conditions
With interest rates nearing four-year lows, finding a value in the marketplace is more of a challenge. Currently, investment grade bonds, regardless of their credit rating (AAA or BBB), are selling at yields within a very narrow range. I will invest only in those bonds that I believe offer the best value for shareholders.

Your Fund's Performance
Since long-term interest rates dropped during the period, your Fund's net asset value (NAV) per share increased by $.43 to $11.35, or 3.9%, since March 31, 1997. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.47%, as compared to the Lipper Virginia Municipal Debt Funds average of 4.73% for the 34 funds in the category.(2) For the same period, the Fund's total return(3) was 6.86%, compared to the Lipper average of 6.47%.


                   ------------------------------------
                   COMPARISON - 12 MONTH DIVIDEND YIELD
                   ------------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Virginia Bond Fund and the Lipper Virginia Municipal Debt Funds Average from 9/30/92 to 9/30/97.


            USAA VIRGINIA              LIPPER  VIRGINIA MUNICIPAL
Year         BOND FUND                    DEBT FUNDS AVERAGE
----       -------------                --------------------------
09/92          6.04%                             5.91%
09/93          5.44%                             5.2%
09/94          5.81%                             5.33%
09/95          5.82%                             5.04%
09/96          5.75%                             4.87%
09/97          5.5%                              4.73%


The Lipper Virginia Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/92 to 9/30/97.


The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.


    TO MATCH THE VIRGINIA BOND FUND'S CLOSING 30-DAY SEC YIELD OF 5.09% AND:
                                 ASSUMING A VIRGINIA STATE TAX RATE OF 5.75%
                                    AND A MARGINAL FEDERAL TAX RATE OF:
                                        28%       31%        36%         39.6%
A FULLY TAXABLE INVESTMENT MUST PAY:  7.50%     7.83%      8.44%         8.94%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.


(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(3) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.


The State of Virginia
Given the state's successful crusade to attract high-tech industry and higher paying jobs, I believe Virginia is about to end ten years of lagging personal income growth. Employment has improved every month this year to record levels. Governor Allen has actively courted out-of-state employers by reducing the cost of doing business in Virginia. Real estate values, especially in Northern Virginia for example, have turned the corner after falling 2% over five years in Arlington County. Conversely, Virginia Beach continues its steady growth of 5.4% over the last ten years.

A controversy in Loudoun County certainly justifies my reasons for avoiding municipal lease bonds issued by local municipalities. After voters defeated a proposed general obligation bond, the county instead issued a lease revenue bond that didn't require an election. Some local voters are quite agitated about the turn of events. Unless extenuating circumstances exist, I avoid bonds that rely upon annual appropriations from a local general fund. Looking forward, we will closely monitor financial and legislative issues that could potentially impact your Fund's holdings.


                        ---------------------
                        PORTFOLIO RATINGS/MIX
                         SEPTEMBER 30, 1997
                        ---------------------

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1997 of the USAA Virginia Bond Fund to be:
AA - 40%, A - 19%,  Cash  Equivalents - 1%, AAA - 21%, BBB - 19%


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 2.6% and 3.0%, respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.




                             INVESTMENT REVIEW

VIRGINIA MONEY MARKET FUND
OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.


                                             3/31/97           9/30/97
 Net Assets...........................    $113.3 MILLION    $113.6 MILLION
 Net Asset Value Per Share............        $1.00             $1.00


 AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
 March 31, 1997 to September 30, 1997.....................       1.69%+
 1 Year...................................................       3.26%
 5 Years..................................................       2.90%
 Since inception on October 15, 1990......................       3.21%
 + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
 7-Day Simple Yield on September 30, 1997.................       3.52%

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate.


                         -----------------------
                          7-DAY YIELD COMPARISON
                         -----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7 day Yield of the USAA Virginia Money Market Fund and the IBC/Donoghue's State Specific SB (Stock Broker) and GP (General Purpose) (Tax - Free):
Money Funds.


               USAA VIRGINIA                                IBC/Donoghue
               MONEY MARKET FUND                            ------------
               -----------------
9/24/96           3.37%                                         3.09%
10/29/96          3.18%                                         2.92%
11/26/96          3.15%                                         2.88%
12/31/96          3.51%                                         3.24%
1/28/97           3.05%                                         2.81%
2/25/97           3.06%                                         2.72%
3/25/97           2.96%                                         2.63%
4/29/97           3.71%                                         3.49%
5/27/97           3.5%                                          3.2%
6/24/97           3.56%                                         3.24%
7/29/97           3.25%                                         2.94%
8/26/97           3.09%                                         2.7%
9/29/97           3.51%*                                        3.25%*

Data represent the last Monday of each month.
*Ending date 9/29/97


The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.




                             MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER:   JOHN C. BONNELL, CFA IS HERE]

The Market
All financial markets are driven by supply and demand relationships. This was especially highlighted in the summer months by the tax-exempt money market. During the six months ending September 30, 1997, the one-year Treasury bill yield ranged from 6.07% to 5.42% and has generally trended down since the end of April. The same cannot be said for one-year municipal notes. As measured by the Bond Buyer One-Year Note Index,(1) yields ranged from 3.97% to 3.76% during the same time span, and ended the period at 3.82%, only slightly lower than the 3.85% at the end of March. Why didn't short-term municipals follow the short-term treasury market closer? The municipal market is influenced more by the amount of securities available in the market, and the amount of cash to be invested. Several possible factors that combined this year to influence both the supply of and demand for short-term tax-exempt securities included the following:

       - The scarcity in supply of one-year notes.
       - Borrowings made for periods longer than twelve months.
       - An increase in the alternative to fixed rate notes.

With improved economic conditions issuers did not need to borrow as much as in prior years. In fact, more issuers chose to borrow for fifteen months, temporarily making their securities too long for money market investments. Alternatively, underwriters created money market eligible variable rate products out of long-term securities, thus increasing the supply of variable rate securities.(2)


(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.
(2) Variable rate demand note: A note representing borrowings that is payable on demand and that bears interest tied to money market rate.


The equity and long-term bond markets both experienced tremendous price gains over the last six months. This was accompanied by extreme volatility which many expect caused large cash flows into and out of money market funds. In addition, during the Federal government budget negotiations one proposal contained a provision that would reduce the amount of tax-exempt interest corporations could claim. This provision was not included in the final budget bill, but many feel corporations reduced their municipal holdings (a large amount being short-term securities) temporarily, only to buy into the market after the budget was passed. These events combined to influence the demand for short-term municipal securities. Situations such as these, which are unique to the municipal market, explain why the municipal market does not always closely track the much larger and highly efficient treasury market.

Strategy
Your Fund strives to meet its objective in any prevailing market environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the fund. Fixed rate securities lock in rates and help stabilize the Fund's yield during the periods when there is a large amount of money in the market relative to supply. Variable rate securities provide liquidity necessary to take advantage of higher yielding securities as opportunities arise. Our longstanding commitment to credit research is a major factor that ensures all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending September 30, 1997, your Fund ranked 16 out of 149 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.26%. The average for the category over the same time period was 3.00%.

Virginia
Virginia continues to demonstrate very conservative fiscal management and this is reflected in the highest debt ratings of "AAA" from all three major credit rating agencies. Fiscal 1997 ended with an estimated operating surplus of $197 million. Most of the surplus will be placed in the state's revenue stabilization fund (a reserve fund for contingencies). Employment continues to expand and the unemployment rate, at 4.2% in August 1997, is well below the 4.9% national rate. Tobacco is a major product of the state. Possible financial/economic implications ensuing from the litigation of tobacco is an issue we are closely following. However, because of the overall diversity of the state's economic base, any negative impact should be manageable. As always, we continue to analyze each issue on a case-by-case basis and remain very selective when investing Fund assets.


------------------------------------
Cumulative Performance Comparison
------------------------------------

A chart in the form of a line graph appears here comparing the cumulative performance of a $10,000 Investment of the USAA Virginia Money Market Fund. The data is from 10/15/90 through 9/30/97. The data points from the graph are as follows:

Virginia Money Market Fund
----------------------------

10/15/90           $10,000
10/90              $10,020
04/90              $10,609
04/91              $10,278
10/91              $10,500
04/92              $10,687
10/92              $10,833
4/93               $10,960
10/93              $11,079
4/94               $11,193
10/94              $11,339
4/95               $11,532
10/95              $11,736
4/96               $11,925
10/96              $12,112
4/97               $12,300
9/30/97            $12,474



Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.






Statements of Assets and Liabilities
(In Thousands)

September 30, 1997
(Unaudited)



                                                                                             Virginia
                                                                            Virginia       Money Market
                                                                            Bond Fund          Fund
                                                                            ---------          ----
Assets
   Investments in securities, at market value
      (identified cost of $298,939 and $114,068, respectively)              $ 316,858       $  114,068
   Cash                                                                           123              324
Receivables:
      Capital shares sold                                                           6              110
      Interest                                                                  5,146              653
                                                                            ---------       ----------
         Total assets                                                         322,133          115,155
                                                                            ---------       ----------

Liabilities
   Securities purchased                                                         3,099            1,083
   Capital shares redeemed                                                         48              401
   USAA Investment Management Company                                              87               52
   USAA Transfer Agency Company                                                    17                9
   Accounts payable and accrued expenses                                           53               30
   Dividends on capital shares                                                    391               19
                                                                            ---------       ----------
         Total liabilities                                                      3,695            1,594
                                                                            ---------       ----------
            Net assets applicable to capital shares outstanding              $318,438       $  113,561
                                                                            =========       ==========

Represented by:
   Paid-in capital                                                           $302,255       $  113,561
   Accumulated net realized loss on investments                                (1,736)          -
   Net unrealized appreciation of investments                                  17,919           -
                                                                            ---------       ----------
            Net assets applicable to capital shares outstanding             $ 318,438       $  113,561
                                                                            =========       ==========
   Capital shares outstanding                                                  28,051          113,561
                                                                            =========       ==========
   Net asset value, redemption price, and offering price per share          $   11.35       $     1.00
                                                                            =========       ==========

See accompanying notes to financial statements.




Categories & Definitions
Portfolios of Investments in Securities

September 30, 1997
(Unaudited)



Fixed-Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Portfolio Description Abbreviations
         CRE        Credit Enhanced
         GO         General Obligation
         IDA        Industrial Development Authority/Agency
         MFH        Multi-Family Housing
         PCRB       Pollution Control Revenue Bond
         RB         Revenue Bond





Virginia Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1997
(Unaudited)


   Principal                                                         Coupon        Final       Market
    Amount                   Security                                 Rate       Maturity       Value
    ------                   --------                                 ----       --------       -----
                          Fixed Rate Instruments (98.9%)
             Virginia (83.9%)
   $ 7,500   Augusta County IDA Hospital RB, Series 1991              7.00%       9/01/21(a) $  8,372
     1,895   Capital Region Airport Commission RB, Series A (CRE)     5.63        7/01/25       1,925
             Chesterfield County Health Center Commission
                Mortgage RB
     1,500      Series 1996                                           5.95       12/01/26       1,550
    12,195      Series 1996                                           6.00        6/01/39      12,574
             College Building Auth. Educational Facilities RB
     3,525      Series 1992                                           6.40        1/01/12       3,756
     2,885      Series 1992                                           6.63        5/01/13       3,081
     2,505      Series 1992                                           6.60        9/01/16       2,660
     3,350      Series 1994                                           5.80        1/01/24       3,429
     3,000   Commonwealth Univ. RB, Series 1995                       5.75        5/01/15       3,105
     4,500   Covington IDA RB, Series 1994                            6.65        9/01/18       4,985
     2,250   Emporia GO, Series 1995                                  5.75        7/15/15       2,335
     5,200   Fairfax County Economic Development Auth. RB,
                Series 1991B                                          7.50        6/01/01       5,438
    15,180   Fairfax County IDA RB, Series 1996                       6.00        8/15/26      15,933
     2,000   Fairfax County Redevelopment and Housing
                Auth. MFH RB, Series 1996A                            6.00       12/15/28       2,086
     1,500   Fairfax County Redevelopment and Housing Auth. RB,
                Series 1989A (CRE)                                    7.50       11/01/19(a)    1,630
    12,000   Fairfax County Sewer RB, Series 1996 (CRE)               5.88        7/15/28      12,520
     8,750   Galax IDA Hospital RB, Series 1995 (CRE)                 5.75        9/01/20       8,948
             Hampton Redevelopment and Housing Auth. RB
     2,000      Series 1996A                                          5.88        7/20/16       2,079
     1,300      Series 1996A                                          6.00        1/20/26       1,361
     6,000   Hanover County IDA Hospital RB (CRE)                     5.50        8/15/25       6,018
             Henrico County IDA Residential and
                Healthcare Facility RB
     1,025      Series 1997                                           6.10        7/01/20       1,025(c)
     2,070      Series 1997                                           6.15        7/01/26       2,070(c)
     2,500   Henry County IDA Hospital RB, Series 1997                6.00        1/01/27       2,593
             Housing Development Auth. Commonwealth Mortgage RB
     5,440      Series 1992A                                          7.10        1/01/22       5,813
    10,000      Series 1992A                                          7.10        1/01/25      10,685
     1,455      Series 1992C                                          6.40        1/01/15       1,528
     1,650      Series 1994D                                          6.40        7/01/17       1,754
     3,000      Series 1994H, Subseries H-2                           6.55        1/01/17       3,226
             Housing Development Auth. MFH RB
    55,000      Series 1982A                                          7.00(b)    11/01/17      10,109
     7,700      Series 1991F                                          7.10        5/01/13       8,227
     4,220   Isle of Wight County IDA RB, Series 1990                 7.38        1/01/10       4,504
     3,000   Loudoun County IDA Hospital RB, Series 1995 (CRE)        5.80        6/01/20       3,085
     8,000   Loudoun County IDA Hospital RB, Series 1995 (CRE)        5.80        6/01/26       8,195
     6,000   Metropolitan District of Columbia Airports Auth. RB      5.38       10/01/23       5,954
     4,000   Norfolk Water RB, Series 1995 (CRE)                      5.88       11/01/20       4,155
     9,090   Peninsula Ports Auth. Health Systems RB, Series 1992A    6.25        7/01/21       9,478
    11,000   Peninsula Ports Auth. RB, Series 1992 (CRE)              7.38        6/01/20      12,070(d)
     3,690   Pittsylvania County GO                                   6.00        7/01/14       3,935
     2,710   Polytechnic Institute and State Univ. RB, Series 1996A   5.50        6/01/16       2,751
     1,000   Portsmouth Redevelopment and Housing Auth. RB,
                Series 1997A                                          5.85       12/20/30       1,012
     2,500   Prince William County IDA Hospital RB, Series 1995       6.85       10/01/25       2,765
     4,710   Resources Auth. Railway Transportation RB,
                Series 1990                                           7.13       10/01/15       4,908
     3,985   Resources Auth. Sewer System RB, Series 1992A            6.00        5/01/22       4,093
     7,210   Resources Auth. Water and Sewer RB, Series 1996A         5.63        4/01/27       7,317
     4,250   Russell County IDA PCRB, Series G                        7.70       11/01/07       4,660
     1,250   Spotsylvania County GO, Series 1994                      6.88       12/01/14       1,408
    11,820   Virginia Beach Development Auth. Hospital RB,
                Series 1991                                           6.30       11/01/21      12,497
     1,000   Virginia Beach Development Auth. Residential
                and Health Care Facility RB, Series 1997              6.15        7/01/27       1,004
    12,000   West Point IDA Solid Waste Disposal RB, Series 1994B     6.25        3/01/19      12,757(d)
     6,000   Williamsburg IDA RB, Series 1993                         5.75       10/01/22       6,080(d)
     3,500   Winchester IDA RB, Series 1994 (CRE)                     6.75       10/01/19       3,874
             Guam (3.0%)
     1,000   Government Limited Obligation Infrastructure
                Improvement RB, Series 1989A (CRE)                    7.10       11/15/09       1,051
     8,050   Power Auth. RB, Series 1992A                             6.30       10/01/22       8,415
             Puerto Rico (12.0%)
    10,000   Commonwealth GO, Series 1996                             5.40        7/01/25       9,899
             Electric Power Auth. RB
     7,700      Series 1995Z                                          5.25        7/01/21       7,446
     6,525      Series X                                              5.50        7/01/25       6,515
             Highway and Transportation Auth. RB
     6,235      Series 1993X                                          5.00        7/01/22       5,816
     8,600      Series 1996Y                                          5.50        7/01/26       8,599
-----------------------------------------------------------------------------------------------------
             Total fixed rate instruments (cost: $297,139)                                    315,058
-----------------------------------------------------------------------------------------------------
                          Variable Rate Demand Note (0.6%)
             Virginia
     1,800   Henrico County IDA RB, Series 1994 (CRE) (cost: $1,800)  3.95        5/01/24       1,800
-----------------------------------------------------------------------------------------------------
             Total investments (cost: $298,939)                                              $316,858
=====================================================================================================



                           Portfolio Summary By Industry
                           -----------------------------

               Hospitals                                       23.7%
               Electric Power                                   8.5
               Sewer                                            7.5
               Housing - Single-Family                          7.2
               Education                                        7.1
               Paper & Forest Products                          7.0
               Housing - Multi-Family                           6.7
               Nursing Care                                     5.7
               General Obligations                              5.5
               Special Assessment/Tax/Fee                       4.9
               Ports/Wharfs                                     3.8
               Escrowed Securities                              3.1
               Airports                                         2.5
               Broadcasters                                     1.7
               Retirement Homes                                 1.7
               Railroads                                        1.6
               Water Utilities                                  1.3
                                                               ----
               Total                                           99.5%
                                                               ====




Virginia Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1997
(Unaudited)



   Principal                                                         Coupon        Final
    Amount                   Security                                 Rate       Maturity       Value
    ------                   --------                                 ----       --------       -----
                     Variable Rate Demand Notes (59.9%)
             Virginia
   $ 6,768   Alexandria IDA RB, Series 1989 (CRE)                     4.35%       1/01/09    $  6,768
     5,000   Bedford County IDA RB, Series 1993 (CRE)                 4.15       10/01/04       5,000
     8,750   Chesterfield County IDA PCRB, Series 1993                4.20        8/01/09       8,750
     5,600   Chesterfield County IDA RB, Series 1989 (CRE)            4.13        2/01/03       5,600
     2,495   Fauquier County IDA RB, Series 1994 (CRE)                4.10       12/01/14       2,495
             Henrico County IDA RB
     1,700      Series 1986C                                          4.10        7/15/16       1,700
     1,200      Series 1994 (CRE)                                     3.95        5/01/24       1,200
     5,180   Housing Development Auth. RB, Series 1987A (CRE)         4.15        9/01/17       5,180
    12,600   Loudoun County IDA Residential Care Facility RB,
                Series 1994B (CRE)                                    4.35       11/01/24      12,600
     4,600   Newport News Redevelopment and Housing Auth.
                MFH RB, Series 1984 (CRE)                             4.00       11/01/06       4,600
     3,100   Peninsula Ports Auth. RB, Series 1984 (CRE)              3.65       11/01/01       3,100
             Prince William County IDA RB
     5,600      Series 1988 (CRE)                                     4.17        6/30/04       5,600
     1,031      Series 1989D (CRE)                                    4.20       10/01/00       1,031
             Richmond IDA RB
       522      Series 1989A (CRE)                                    4.20        6/01/02         522
       520      Series 1996 (CRE)                                     4.10        5/01/16         520
     1,400   Richmond Redevelopment and Housing Auth. RB,
                Series 1995A (CRE)                                    4.00       12/01/25       1,400
     1,940   Rockingham County IDA RB, Series 1983A                   4.30       10/01/20       1,940
-----------------------------------------------------------------------------------------------------
             Total variable rate demand notes (cost: $68,006)                                  68,006
-----------------------------------------------------------------------------------------------------

                                  Put Bonds (26.8%)
             Virginia
     3,100   Chesterfield County IDA PCRB, Series 1985                3.80       10/01/09       3,100
     4,200   Fairfax County Hospital IDA RB, Series 1993B             3.65        8/15/25       4,200
     3,575   Falls Church IDA RB, Series 1985                         3.80        5/01/15       3,575
     4,800   Hampton IDA Hospital Facilities RB, Series 1997B         3.80       11/01/11       4,800
     5,000   Housing Development Auth. Commonwealth
                Mortgage RB, Series 1997C                             3.80        7/01/17       5,000
     2,000   Peninsula Ports Auth. RB, Series 1987A (CRE)             3.70        7/01/16       2,000
             Prince William County IDA RB
     1,000      Series 1986                                           3.75        8/01/16       1,000
     1,935      Series 1992 (CRE)                                     3.80        9/01/07       1,935
     3,480   Richmond IDA RB, Series 1987A (CRE)                      3.80        8/15/15       3,480
     1,400   York County IDA PCRB, Series 1985                        3.80        7/01/09       1,400
-----------------------------------------------------------------------------------------------------
             Total put bonds (cost: $30,490)                                                   30,490
-----------------------------------------------------------------------------------------------------

                                 Fixed Rate Instruments (13.7%)
             Virginia
     4,375   Commonwealth GO, Series 1996                             5.38        6/01/98       4,421
       250   Fairfax County GO, Series 1992C                          4.70       10/01/97         250
     1,000   Newport News Improvement Refunding GO,
                Series 1993B                                          7.15       10/15/05(a)    1,050
     3,750   Norfolk GO, Series 1993                                  4.50        2/01/98       3,761
       650   Norfolk IDA RB, Series 1997 (CRE)                        3.85        8/15/98         650
       265   Peninsula Ports Auth. RB, Series 1997 (CRE)              3.85        8/15/98         265
     2,000   Public Building Auth. RB, Series 1988A                   7.00        8/01/00(a)    2,088
     2,000   Public School Auth. GO, Series 1990A                     7.00        1/01/04(a)    2,056
     1,000   Richmond Public Utility RB, Series 1988A                 7.60        1/15/04(a)    1,031
-----------------------------------------------------------------------------------------------------
             Total fixed rate instruments (cost: $15,572)                                      15,572
-----------------------------------------------------------------------------------------------------
             Total investments (cost: $114,068)                                              $114,068
=====================================================================================================



                               Portfolio Summary By Industry
                               -----------------------------
                Aerospace/Defense                               12.6%
                Retirement Homes                                12.2
                Hospitals                                       11.9
                Housing - Multi-Family                           8.6
                Community Service                                7.6
                General Obligations                              7.4
                Electric Power                                   6.3
                Escrowed Securities                              5.5
                Manufacturing - Diversified Industries           4.9
                Housing - Single-Family                          4.4
                Paper & Forest Products                          4.4
                Buildings                                        3.1
                Hotel/Motel                                      2.7
                Retail - General Merchandising                   2.2
                Ports/Wharfs                                     1.8
                Drugs                                            1.7
                Retail - Food Chains                             1.7
                Education                                        1.4
                                                               -----
                Total                                          100.4%
                                                               =====



Notes to Portfolios of Investments in Securities


September 30, 1997
(Unaudited)


General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.

(c) At September 30, 1997, the cost of securities purchased on a delayed delivery basis for the Virginia Bond Fund were $3,095,000.

(d) At September 30, 1997, these securities were segregated to cover delayed delivery purchases.

See accompanying notes to financial statements.





Statements of Operations
(In Thousands)

Six-month period ended September 30, 1997
(Unaudited)


                                                                                            Virginia
                                                                         Virginia         Money Market
                                                                         Bond Fund            Fund
                                                                         ---------            ----
Net investment income:
   Interest income                                                      $   9,189           $ 2,207
                                                                        ---------           -------
Expenses:
      Management fees                                                         514               193
      Transfer agent's fees                                                    99                52
      Custodian's fees                                                         37                27
      Postage                                                                  14                 6
      Shareholder reporting fees                                                5                 4
      Directors' fees                                                           2                 2
      Professional fees                                                         9                 9
      Other                                                                     6                 4
                                                                        ---------           -------
         Total expenses before reimbursement                                  686               297
      Expenses reimbursed                                                    -                  (10)
                                                                        ---------           -------
         Total expenses after reimbursement                                   686               287
                                                                        ---------           -------
            Net investment income                                           8,503             1,920
                                                                        ---------           -------
Net realized and unrealized gain (loss) on investments:
      Net realized loss                                                      (134)             -
      Change in net unrealized appreciation/depreciation                   11,912              -
                                                                        ---------           -------
            Net realized and unrealized gain                               11,778              -
                                                                        ---------           -------
Increase in net assets resulting from operations                        $  20,281           $ 1,920
                                                                        =========           =======

See accompanying notes to financial statements.





Statements of Changes in Net Assets
(In Thousands)

Six-month  period  ended  September  30,  1997 and Year  ended  March  31,  1997
(Unaudited)


                                                        Virginia                     Virginia
                                                        Bond Fund                Money Market Fund
                                                        ---------                -----------------
                                                   9/30/97      3/31/97        9/30/97       3/31/97
                                                   -------      -------        -------       -------
From operations:
   Net investment income                         $    8,503   $   16,003      $    1,920    $   3,397
   Net realized gain (loss) on investments             (134)       2,565          -             -
   Change in net unrealized appreciation/
      depreciation of investments                    11,912       (3,090)         -             -
                                                 ----------   ----------      ----------    ---------
      Increase in net assets resulting from
         operations                                  20,281       15,478           1,920        3,397
                                                 ----------   ----------      ----------    ---------
Distributions to shareholders from:
   Net investment income                             (8,503)     (16,003)         (1,920)      (3,397)
                                                 ----------   ----------      ----------    ---------
From capital share transactions:
   Proceeds from shares sold                         23,560       46,723          49,482       84,841
   Shares issued for dividends reinvested             6,314       11,994           1,805        3,195
   Cost of shares redeemed                          (16,128)     (32,389)        (51,056)     (85,014)
                                                 ----------   ----------      ----------    ---------
      Increase in net assets from
         capital share transactions                  13,746       26,328             231        3,022
                                                 ----------   ----------      ----------    ---------
Net increase in net assets                           25,524       25,803             231        3,022
Net assets:
   Beginning of period                              292,914      267,111         113,330      110,308
                                                 ----------   ----------      ----------    ---------
   End of period                                 $  318,438   $  292,914      $  113,561    $ 113,330
                                                 ==========   ==========      ==========    =========
Change in shares outstanding:
   Shares sold                                        2,106        4,251          49,482       84,841
   Shares issued for dividends reinvested               563        1,091           1,805        3,195
   Shares redeemed                                   (1,445)      (2,955)        (51,056)     (85,014)
                                                 ----------   ----------      ----------    ---------
      Increase in shares outstanding                  1,224        2,387             231        3,022
                                                 ==========   ==========      ==========    =========
Authorized shares of $.01 par value                  45,000       35,000         175,000      175,000
                                                 ==========   ==========      ==========    =========

See accompanying notes to financial statements.




Notes to Financial Statements


September 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Virginia Bond Fund and Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation -- Investments in the Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Virginia Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes -- Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1997, the Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $1,736,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1997 for the Virginia Bond Fund were $28,297,881 and $11,329,911, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1997 for the Virginia Money Market Fund were $113,260,869 and $108,019,975, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1997 for the Virginia Bond Fund was $17,919,895 and $371, respectively.

(5) Transactions  with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 1998.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.



Notes to Financial Statements
Virginia Bond Fund

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                          Six-Month
                        Period Ended                       Year Ended March 31,
                        September 30,    -----------------------------------------------------------
                            1997          1997         1996         1995          1994         1993
                            ----          ----         ----         ----          ----         ----
Net asset value
   at beginning
   of period             $    10.92    $    10.93    $   10.76    $    10.71   $    11.16   $    10.57
Net investment
   income                       .31           .63          .63           .62          .62          .64
Net realized
   and unrealized
   gain (loss)                  .43          (.01 )        .17           .05         (.30)         .65
Distributions from
   net investment
   income                      (.31)         (.63 )       (.63 )        (.62)        (.62)        (.64)
Distributions of
   realized capital
   gains                     -             -             -            -              (.15)        (.06)
                         ----------    ----------    ---------    ----------   ----------   ----------
Net asset value at
   end of period         $    11.35    $    10.92    $   10.93    $    10.76   $    10.71   $    11.16
                         ==========    ==========    =========    ==========   ==========   ==========
Total return (%) *             6.86          5.82         7.57          6.61         2.69        12.61
Net assets at end
   of period (000)       $  318,438    $  292,914    $ 267,111    $  238,920   $  235,901   $  207,302
Ratio of expenses
   to average
   net assets (%)               .45(b)        .46          .48           .50          .49          .50(a)
Ratio of net
   investment
   income to
   average net
   assets (%)                  5.56(b)       5.76         5.74          5.95         5.44         5.90(a)
Portfolio
   turnover (%)                3.76         26.84        27.20         27.77        92.17        91.31

(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


                                                                       1993
                                                                       ----
Ratio of expenses to average net assets (%)                             .54
Ratio of net investment income to average net assets (%)               5.86

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distribution during the period.




Notes to Financial Statements (continued)
Virginia Money Market Fund

September 30, 1997
(Unaudited)


(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                        Six-Month
                      Period Ended                           Year Ended March 31,
                      September 30,    ---------------------------------------------------------------
                          1997            1997          1996         1995          1994         1993
                          ----            ----          ----         ----          ----         ----
Net asset value
   at beginning
   of period           $     1.00      $     1.00   $     1.00     $    1.00    $    1.00    $    1.00
Net investment
   income                     .02             .03          .03           .03          .02          .03
Distributions from
   net investment
   income                    (.02)           (.03)        (.03)         (.03)        (.02)        (.03)
                       ----------      ----------   ----------     ---------    ---------    ---------
Net asset value at
   end of period       $     1.00      $     1.00   $     1.00     $    1.00    $    1.00    $    1.00
                       ==========      ==========   ==========     =========    =========    =========
Total return (%) *           1.69            3.14         3.42          2.91         2.14         2.65
Net assets at end
   of period (000)     $  113,561      $  113,330   $  110,308     $  98,049    $  92,570    $  77,263
Ratio of expenses
   to average
   net assets (%)             .50(a)(b)       .50(a)       .50(a)        .50(a)       .50(a)       .50(a)
Ratio of net
   investment
   income to
   average net
   assets (%)                3.34(a)(b)      3.10(a)      3.36(a)       2.88(a)      2.12(a)      2.62(a)



(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:



                           Six-Month
                          Period Ended                        Year Ended March 31,
                          September 30,    ------------------------------------------------------------
                             1997           1997        1996           1995         1994         1993
                             ----           ----        ----           ----         ----         ----
Ratio of expenses
   to average
   net assets (%)             .52(b)          .53          .55           .56          .61          .63
Ratio of net
   investment
   income to
   average net
   assets (%)                3.32(b)         3.07         3.31          2.82         2.01         2.49

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.